UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 24, 2015

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 24, 2015, Hyster-Yale Materials Handling, Inc. (the “Company”) will post lift truck market data on its website, www.hyster-yale.com. The lift truck market data is attached as Exhibit 99 to this Current Report on Form 8-K. Information contained on or accessible through the Company's website is not incorporated by reference into this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking Statements Disclaimer

The statements contained in "Exhibit 99 attached to this Current Report on Form 8-K" that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) reduction in demand for lift trucks and related aftermarket parts and service on a global basis, (2) the ability of dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (3) the political and economic uncertainties in Eastern Europe and Brazil, (4) customer acceptance of pricing, (5) delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, (6) exchange rate fluctuations, changes in non-U.S. import tariffs and monetary policies and other changes in the regulatory climate in the non-U.S. countries in which the Company operates and/or sells products, (7) delays in manufacturing and delivery schedules, (8) bankruptcy of or loss of major dealers, retail customers or suppliers, (9) customer acceptance of, changes in the costs of, or delays in the development of new products, (10) introduction of new products by, or more favorable product pricing offered by, competitors, (11) product liability or other litigation, warranty claims or returns of products, (12) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (13) changes mandated by federal, state and other regulation, including health, safety or environmental legislation, (14) delays in or increased costs associated with the Brazil plant construction and relocation, (15) the successful commercialization of Nuvera Fuel Cells' technology and integration of the acquisition, and (16) the introduction of a more accepted product to the market by a competitor, making the Nuvera technology less marketable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99	Lift truck market data, as posted on the Hyster-Yale Materials Handling, Inc. website at www.hyster-yale.com on March 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 24, 2015		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Kenneth C. Schilling
Name: Kenneth C. Schilling
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Lift truck market data, as posted on the Hyster-Yale Materials Handling, Inc. website at www.hyster-yale.com on March 24, 2015.